Exhibit 99.1

Exhibit 99.1 Hudson pacific properties proposed acquisition of equity office properties’ san Francisco peninsula and silicon valley portfolio December 2014 Metro Center Skyport Plaza 333 Twin Dolphin Plaza Foster City San Jose Redwood Shores 3400 Hillview Foothill Research Center Palo Alto Palo Alto

Disclaimers Certain items in this presentation may contain forward-looking statements within the meaning of U.S. securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, one can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond Hudson Pacific Properties, Inc.’s (the “Company”) control that may cause actual results to differ significantly from those expressed in any forward-looking statement. All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Forward-looking statements include statements about future results, projected yields, rates of return and performance, projected cash available for distribution, projected cash from any single source of investment or fee stream, projected expenses, expected and weighted average return on equity, market and industry trends, investment opportunities, business conditions and other matters, including, among other things: the ability to consummate the Company’s proposed acquisition (the “Proposed Acquisition”) of the target real property assets (the “Target Portfolio”) from certain affiliates of The Blackstone Group, L.P. (the “Seller Parties”) on the terms proposed or not at all. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive asset purchase agreement; (2) the inability to complete the Proposed Acquisition or failure to satisfy other conditions to completion of the Proposed Acquisition; (3) the inability to complete the Proposed Acquisition within the expected time period or at all, including due to the failure to obtain the required Company stockholder approval or the failure to satisfy other conditions to completion of the acquisition, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the acquisition; (4) risks related to disruption of management’s attention from the ongoing business operations due to the Proposed Acquisition; (5) the effect of the announcement of the Proposed Acquisition on the Company’s or the Target Portfolio’s relationships with their respective customers, tenants, lenders, operating results and businesses generally; (6) the size and timing of offerings or capital raises; (7) the performance of the Target Portfolio and the Company’s real estate portfolio generally; (8) the ability to execute upon, and realize any benefits from, potential value creation opportunities through value-add transactions and tenant relationships in the future or at all; (9) the stability of long-term cash flow streams; (10) the projected net operating income of the Company’s portfolio and the Target Portfolio, including the ability to achieve the growth, obtain the lease payments and step ups in contractual lease payments, and maintain dividend payments, at current or anticipated levels, or at all; and (11) the ability to opportunistically participate in commercial real estate refinancings or unsecured financings and to achieve an investment grade credit rating. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission on March 3, 2014, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission (the “SEC”). This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. The footnotes herein contain important information that is material to an understanding of this presentation and you should read this presentation only with and in context of the footnotes. Additional Information about the Proposed Acquisition and Where to Find It In connection with the Proposed Acquisition, the Company expects to file a proxy statement with the SEC, which will be mailed or otherwise disseminated to Company stockholders when available. The Company also plans to file other relevant documents with the SEC regarding the Proposed Acquisition. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC can be obtained through the SEC’s website at www.sec.gov. Copies of the documents the Company files with the SEC will also be available free of charge on the Company’s website at www.hudsonpacificproperties.com. Certain Information Regarding Participants The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed equity issuance. Information about the Company’s executive officers and directors is available in the Company’s definitive proxy statement filed with the SEC on March 28, 2014 in connection with its 2014 annual meeting of stockholders. Additional information regarding the Company’s interests will be included in the proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. The Company will make free copies of these documents available using the sources indicated above. No Offer or Solicitation This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Transaction Overview ➢ Hudson Pacific Properties (“HPP”) to acquire Equity Office Properties’ San Francisco Peninsula and Silicon Valley Portfolio (the “EOP Northern California Portfolio”) from Blackstone Real Estate Partners V & VI (“BREP”) for approximately $3.5 billion in stock and cash ■ $1.75 billion in cash and approximately 63.5 million HPP common shares and OP units issued to BREP ■ Pro forma ownership of approximately 52% HPP existing investors / 48% BREP Overview ➢ EOP Northern California Portfolio consists of 26 high-quality office properties totaling approximately 8.2 million square feet and two development sites totaling approximately 40 acres ➢ HPP plans to lease up and execute value-add strategies within the EOP Northern California Portfolio, which includes many assets with below-market rents and occupancy, as well as significant near-term lease roll ➢ Transaction is expected to be immediately accretive to FFO per share ➢ HPP has obtained $1.75 billion of committed bridge financing, available if needed to finance the cash consideration Financing ➢ HPP is simultaneously exploring existing asset sales and joint ventures and new secured and unsecured financing, potentially coinciding with pursuit of an investment grade credit rating ➢ Board of Directors will include nine HPP-appointed members(1) and three BREP-appointed members Governance ➢ BREP shares subject to lock-up provision (50% until November 2015 and remaining 50% until March 2016) Expected ➢ H1 2015 subject to customary closing conditions, including HPP shareholder approval(2) Close (1) One board seat is currently vacant. (2) Affiliates of Farallon Capital Management, LLC, which own approximately 15% of HPP’s equity, have entered into a voting agreement supporting the transaction.

Strategic Rationale

- **Transaction will create the premier West Coast office REIT**
  - Dominant position in four key West Coast office markets with 53 properties and 14.6 million square feet
- **Significant embedded upside complements HPP's existing operating strategy**
  - Implied price of approximately $425 per square foot[1] is well below estimated replacement cost
  - In-place rents are approximately 15% below market with approximately 60% of leased square footage expiring through 2017
  - Currently 81% occupied – approximately 10% below market levels[2] and 15% below the assets' historic occupancy
  - Opportunity for double-digit, same-property, near-term NOI growth
    - Stabilized cash NOI yield above 7.0% after two years
  - Repositioning and development opportunities related to underperforming assets and land sites
- **Critical mass in high-growth, high-barrier-to-entry Bay Area office markets**
  - Bay Area employment growth is more than 2x the national average since 2010[3]
  - Class A office market rents are still 42% below year 2000 levels and overall vacancy rate is 430 basis points above year 2000 levels[2]
- **Flexible balance sheet and increased scale expected to provide long-term capital advantages**
  - Increased access to capital, improved G&A ratios and path to investment grade rating
- **Blackstone relationship**
  - BREP board appointees have deep real estate expertise and experience
  - Provides access to BREP's industry relationships, global capital sources and market intelligence


555 Twin Dolphin Plaza
Redwood City


Palo Alto Square
Palo Alto


Techmart Commerce Center
Santa Clara

(1) Based on $3.5 billion transaction value.
(2) Source: CBRE Econometric Advisors 3Q 2014. Peninsula and Silicon Valley Office Markets.
(3) Source: Bureau of Labor Statistics.

3

Transaction Impact Northern California Portfolio Pro Forma Equity Market (1) $1.96 billion $1.79 billion $3.75 billion Capitalization Enterprise Value(1) $2.88 billion $3.59 billion(4) $6.47 billion Net Debt / TEV(1) 27% 50% 40% Properties(2,3) 27 26 53 Square Feet(2,3) 6.4 million 8.2 million 14.6 million Seattle San 16% San Francisco 17% Francisco SF Peninsula SF Peninsula Geography 38% 42% 24% Los Angeles (by Sq. Ft.)(2,3) 20% Los Angeles Silicon Valley 46% 58% Silicon Valley Seattle 32% 7% (1) Based on HPP closing stock price as of 12/5/14 and assuming illustrated capitalization on page 14. (2) Number of properties and square footage does not include land properties. (3) HPP as of 9/30/14 pro forma for acquisition of 12655 West Jefferson subsequent to the end of the quarter. (4) Includes estimated $50 million transaction expenses.

Dominant West Coast Presence HPP will have a top three presence in four key West Coast markets Pro Forma Largest Public Office REIT Portfolios by Market(1) Portfolio (by Sq. Ft.) 1st 2nd 3rd Greater 4 Properties Seattle 1.0 million Sq. Ft. Kilroy Equity Realty Commonwealth San 1st 2nd 3rd Francisco 7 Properties 2.4 million Sq. Ft. Boston Kilroy CBD Properties Realty SF 1st 2nd 3rd Peninsula / 26 Properties Silicon Boston Kilroy 8.2 million Sq. Ft. Valley(2) Properties Realty 1st 2nd 3rd Los 16 Properties Angeles(3) Douglas Kilroy 3.0 million Sq. Ft. Emmett Realty (1) Based on operating properties only. Data as of 9/30/14 unless otherwise noted. Source: public filings. (2) Includes Santa Clara and San Mateo Counties. (3) Includes 12655 Jefferson acquired subsequent to 9/30/14.

EOP Northern California Portfolio Concentrated in Key High-Barrier Submarkets Critical mass of high-quality office assets in irreplaceable locations, including 25% market share of Class A office supply in the San Francisco Peninsula and Palo Alto submarkets(1) (1) Source: CBRE Econometric Advisors 3Q 2014.

Square feet/acres peninsula 1 bayhill office center 554,337 2 one bay plaza bay park plaza 201, 173 260,213 4metro center 730, 215 peninsula office park 510,456 2,256,394 redwood shares 6 shorebreeze 230,932 7 333 twin dolphin plaza 182,789 8 555 twin dolphin plaza 198,936 9 towers at shore center 334,483 10 skyway landing 247,173 1,194,313 palo ato 11 2180 sand hill road 45,613 12 embarcadero place 197,240 13 palo alto square 328,251 14 clocktower square 100,344 15 page mill center 176,245 16 lockheed 46,759 17 3400 hillview 207,857 18 foothill research center 195,366 1,297,675 silicon valley 19 campus center 471,580 campus center land 34.5 acres 20 techmart commerce center 284,440 21 patrick henry drive 70,520 826,540 airport 22 cateway 608,625 23 metro plaza 456,921 24 1740 technology 206,876 25 concourse 944,388 26 26 skyport plaza 418,086 skyport plaza land 5.3 aacres 2,634,896 total square feet 8,209,818

Strong Bay Area Economy

HUDSON PACIFIC PROPERTIES

The Bay Area leads the nation in job growth, driven by a highly educated workforce and a significant concentration of industry-leading corporations and venture capital investment

Bay Area Economic Highlights

- 21st largest economy in the world
- Anchored by the tech sector (largest component of the S&P 500)
- Today's tech firms are well capitalized and mature:
  - In 2013, the Top 150 Bay Area tech firms generated $104 billion in profits, equivalent to a 14% CAGR since 2004
  - Average NASDAQ P/E ratio approximately 95% lower than 2001
- Venture capital investment continues to accelerate (Bay Area currently receives 40% of funding)

Highest Office-Using Job Growth in the Nation

(Job Growth 2010 – 3Q 2014)[1]



2.4x national average
24.0%
10.1%
US
Bay Area

U.S. Gateway Cities – Educational Attainment

(Age 25+, Bachelors Degree or Higher)



52%
45%
43%
37%
36%
35%
31%
29%
DC
SF(2)
Boston
Seattle(2)
NYC
LA(2)
Chicago
U.S.

SF Peninsula & Silicon Valley Fortune 500 Headquarters

hp, ORACLE, CISCO, Core-Mark, GILEAD, APPLIED MATERIALS, ebay, NetApp, Agilent Technologies, Google, Apple, intel, SanDisk, facebook, FRANKLIN TEMPLETON INVESTMENTS, AMD, SANMINA-SCI

Existing EOP Northern California Portfolio Tenant

(1) *Employment figures encompass Financial, Professional and Business Services, and Information jobs.*
(2) *Indicates HPP market.*
Source: Bureau of Labor Statistics, Nielson, Center for Continuing Study of the Californian Economy, Fortune Magazine, Capital IQ, WSJ Market Data Group and Bloomberg.

7

Attractive San Francisco Peninsula & Silicon Valley Office Market Fundamentals

Technology and creative companies consistently favor the San Francisco Peninsula and Silicon Valley markets, which has led to historically low supply and consistent rent and occupancy growth since 2010

SF Peninsula & Silicon Valley Office Market Highlights

- Over four consecutive years of positive net absorption
- Class A market rents up 53% since 2010, still 42% below 2000 levels
- Supply near historic lows as market rents do not support new construction
- Municipal restrictions on total office supply create barrier to entry

Improving Rents & Occupancy Still Below Peak Levels



$84
5.3%
17.6%
$32
9.6%
$49
2000
2010
3Q 2014
Vacancy Rate
Average Asking Rents per Sq. Ft. (Gross)

Over Four Years of Positive Net Absorption

(Net Absorption as % of Total Stock)



1.2%
1.5%
3.4%
3.2%
2.7%
(3.3%)
(3.6%)
2.1%
4.9%
0.9%
2.0%
3.9%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
YTD 2014(1)

New Office Supply Near Historic Lows

(New Office Supply as % of Existing Stock)



4.5%
12.1%
3.4%
1.1%
0.1%
0.3%
0.6%
0.7%
3.9%
2.3%
0.6%
0.0%
0.7%
2.6%
0.8%
93% Decrease
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
YTD 2014(1)

(1) YTD reflects annualized amount through 3Q 2014.
Source: CBRE Econometric Advisors 3Q 2014. Peninsula and Silicon Valley Office Markets.

8

Diversified, Strong Tenant Base The EOP Northern California Portfolio offers HPP significant diversification (top 10 tenants just 27% of total leased square feet), including several blue chip companies and a concentration of technology tenants balanced with traditional office users EOP Northern California Portfolio Top Tenants Pro Forma Tenancy: Combined Portfolios (by Sq. Ft.)(1) (by Sq. Ft.)(2) Rank Tenant Leased SF % of Portfolio Credit Rating(3) Technology, advertising, and 1 471,580 6.8% AA- (S&P) media & entertainment tenants represent 2 365,502 5.2% NR over 50% of combined portfolio 3 305,729 4.4% AA (S&P) Other (19%) 4 159,152 2.3% NR Technology (39%) Insurance (3%) 5 116,804 1.7% NR Retail (5%) 6 106,099 1.5% AA (S&P) Legal (6%) 7 101,000 1.4% NR 8 97,429 1.4% AA- (S&P) Business Services (7%) Media & Financial Entertainment 9 85,674 1.2% NR (10%) Services (9%) 10 71,753 1.0% A+ (S&P) Advertising (2%) Total 1,880,722 26.9% (1) Estimated as of 1/1/15. Includes signed but uncommenced leases. (2) Estimated as of 1/1/15. Includes commenced leases only. (3) Reflects direct rating or that of parent company.

Significant Lease-Up & Mark-to-Market Opportunity The EOP Northern California Portfolio’s below-market rents and existing vacancy, combined with strong market fundamentals, provide an opportunity to generate substantial same-property NOI growth EOP Northern California Portfolio Lease Expirations(1) 2,500 100% 100% In-place rents are 90% approximately 15% 83% 2,065 below market 2,000 80% 70% 70% of(% 59% 1,500 60% Total Cumulative (000’s) 1,233 1,221 Feet 50% Leased 1,062 Expiring 985 Square 1,000 912 40% Square 29% Square 742 30% Feet) Feet 500 14% 20% 10% 0 0% Vacant 2015 2016 2017 2018 2019 Thereafter (1) Estimated as of 1/1/15. Inclusive of signed but uncommenced leases.

Established Operating Strategy HPP will leverage in-house expertise to execute a strategic plan for the assets, replicating its leasing, repositioning and development success in Los Angeles, San Francisco and Seattle ➢ HPP’s strong leasing capabilities align with the EOP Northern California Portfolio’s below-market occupancy and rents ■ Aggressive, nimble approach allows leasing team to creatively structure and quickly execute deals ■ Proactively communicate with existing tenants to identify leasing leads ■ Strategically invest capital to increase vacant suite marketability and drive rents ■ Collaborate with and incentivize third-party brokers to drive deal flow ■ Select Lease-Up Assets: Techmart Commerce Center, Metro Center 333 Twin Dolphin Plaza ➢ HPP consistently transforms underperforming properties to serve their highest and best use Redwood Shores ■ HPP understands Bay Area demographics, industry trends and tenant needs ■ Strategically invest capital to improve marketplace perception (common areas, hallways, amenities, ground floor retail, signage, access) ■ Execute long-term leases with tenants that make significant capital improvements alongside HPP ■ Select Repositioning Assets: Gateway, Page Mill Center, Patrick Henry Drive ➢ HPP’s construction and operations teams have extensive experience designing and delivering build-to-suit campuses ideal for the Silicon Valley and San Jose Airport Submarkets ■ Development Sites: Campus Center, Skyport Plaza Foothill Research Center Palo Alto

Dynamic & Experienced Team HPP’s senior management have a proven track record of integrating assets into its existing platform to maximize shareholder value over the near- and long-term Victor Coleman Chairman & Chief Executive Officer Executive Mark T. Lammas Kay Tidwell Alexander Vouvalides Christopher J. Barton Leadership Chief Financial Officer EVP, General Counsel & Chief Investment Officer EVP, Operations & Secretary Development Dale Shimoda EVP, Finance Implementation Harout Diramerian Arthur Suazo Joshua Hatfield Chief Accounting Officer SVP, Leasing SVP, Operations Professionals Integration process and planning already underway: ➢ Existing HPP platform has scale and capacity to integrate the Drew Gordon SVP, Northern California EOP Northern California Portfolio with modest incremental overhead Northern California ➢ HPP intends to retain selected EOP staff to ensure Team smooth ownership transition ➢ Full integration plan to be implemented by transaction closing

Transaction Sources & Uses ➢ Total Consideration: $1.75 billion cash and approximately 63.5 million HPP common shares and OP units to BREP ➢ HPP has obtained $1.75 billion of committed bridge financing, available if needed to fund the cash consideration ➢ Potential sources of cash and/or permanent financing include: ■ Proceeds from joint venture or sale of existing HPP assets ■ Unsecured debt alternatives potentially coinciding with pursuit of an investment grade credit rating ■ Mortgage debt alternatives Sources Uses (in millions, except per share) HPP Shares and OP Units Issued to BREP ~63.5 Equity Consideration to BREP $1,788 HPP Closing Stock Price as of 12/5/14 $28.17 Cash Consideration to BREP 1,750 Equity Issuance to BREP $1,788 Estimated Transaction Costs 50 Committed Financing 1,750 Credit Facility 50 Total Sources $3,588 Total Uses $3,588

Pro Forma Balance Sheet Pro Forma Capitalization Pro Forma Leverage (in millions, except per share) EOP HPP(1) Northern HPP Net Debt / Enterprise Value (9/30/14) California Pro Forma Portfolio HPP Stock Price as of 12/5/14 $28.17 $28.17 39.7% HPP Shares and OP Units 69.4 ~63.5 132.9 Equity Market Capitalization $1,956 $3,744 26.8% Total Debt (HPP pro rata share) $802 $1,800 (2) $2,602 less: Cash and Equivalents (30) (30) Net Debt $772 $2,572 Preferred Equity $155 $155 HPP Pro Forma Enterprise Value $2,883 $6,471 (9/30/14) (1) Pro forma for repayment of 6922 Hollywood Boulevard loan subsequent to 9/30/14 and ratable share of indebtedness associated with Pinnacle I & II. (2) Reflects $1.75 billion of committed financing and $50 million of assumed credit facility draws to fund closing costs.

HPP Strategic Relationship with Blackstone ➢ Strategic relationship with Blackstone ■ Access to Blackstone’s broad relationships, including global capital sources and market intelligence ■ BREP additions to HPP’s Board of Directors provide deep real estate expertise and experience ➢ Exclusive, direct transaction between HPP and BREP ■ $80 Billion of Real Estate Assets Under Management ■ Negotiated pricing and terms – not an auction ■ $21 Billion of Public Real Estate Holdings(3) ➢ Significant retained equity stake by BREP ■ Endorsement of HPP management team and operating platform to realize upside in the EOP Northern California Portfolio and HPP’s existing business ■ BREP shares subject to lock-up provision (50% until November 2015 and remaining 50% until March 2016) ➢ Not “change-of-control” ■ BREP to appoint three of twelve total board members (BREP representation reduced if ownership falls below certain thresholds)(1) ■ Existing HPP management team will continue to lead the Company ■ BREP common stock ownership expected to be 9.8% at closing with right to convert OP units for up to 20% of total outstanding common shares(2) BREP Board Appointees ■ Senior Managing Director with Blackstone; co-oversees U.S. real estate acquisitions; member of BREA Investment Committee Frank Cohen ■ Played key role in public to private acquisition of Equity Office Properties Trust and has since served as a director ■ Senior Managing Director with Blackstone; Chief Investment Officer of Blackstone Real Estate Debt Strategies Michael Nash ■ Currently Executive Chairman of the board of directors of Blackstone Mortgage Trust, Inc. and member of the board of directors of La Quinta Holdings, Inc. ■ President of Centaur Capital Partners, Inc.; Partner and Co-Founder of Blackstone Real Estate Advisors (BREA) John Schreiber ■ Currently serves on the boards of Brixmor Property Group, Inc., Blackstone Mortgage Trust, Inc. and Hilton Worldwide Holdings, Inc. (1) One board seat is currently vacant. (2) BREP will have no right to vote its operating partnership units on matters voted by the Company’s shareholders except with respect to change of control and other related matters. (3) Includes Hilton Worldwide Holdings, Inc., Brixmor Property Group, Inc., La Quinta Holdings, Inc., Extended Stay America, Inc. and Blackstone Mortgage Trust, Inc. Value as of 12/5/14.

Compelling Investment Opportunity Acquisition of the EOP Northern California Portfolio provides significant benefits to HPP shareholders ➢ Unique opportunity to acquire large, high-quality portfolio and establish dominant presence in four key West Coast markets ➢ The San Francisco Peninsula and Silicon Valley submarkets’ attractive demographics and industry-leading companies corresponds to HPP’s strategy ➢ HPP’s strong leasing and repositioning capabilities align with the EOP Northern California Portfolio’s below-average occupancy ➢ HPP is well positioned to extract additional value by developing build-to-suit campuses on the EOP Northern California Portfolio’s land sites ➢ Low leverage and a flexible balance sheet will allow HPP to acquire and capture value from the EOP Northern California Portfolio while maintaining capital flexibility and moderate leverage ratios ➢ Acquisition is expected to be immediately FFO accretive and provides attractive earnings growth over time ➢ Additional scale is expected to enhance HPP’s operational efficiency ➢ Relationship with Blackstone will drive future growth opportunities Towers at Shores Center Concourse Shorebreeze 3400 Hillview Redwood City San Jose Redwood City Palo Alto

HPP: The Premier West Coast Office REIT Irreplaceable High-Quality Portfolio in High-Barrier Markets Dominant West Coast Presence Unique Exposure to High-Growth Bay Area Markets with Strong Supply/Demand Dynamic Significant Embedded Upside Through Lease-up, Mark-to-Market Rents and Asset Repositioning Proven Operating Strategy and Expertise, Particularly in Next Generation Office Space Size, Scale and Operating Efficiency Flexible Balance Sheet and Enhanced Cash Flow

Appendix

EOP Northern California Portfolio Submarkets

Properties concentrated in the high-growth, high-barrier to entry San Francisco Peninsula, Redwood Shores, Palo Alto, Silicon Valley and San Jose Airport submarkets



Existing Portfolio
(7 Assets)
SAN FRANCISCO
San Francisco International Airport
Peninsula
(5 Assets)
Redwood Shores
(5 Assets)
Stanford University
Palo Alto
(8 Assets)
Silicon Valley
(3 Assets + Land)
Airport
(5 Assets + Land)
San Jose International Airport

San Francisco Peninsula Submarket

- **Diverse Tenant Base:** EOP tenants such as Walmart, Virgin America, NetSuite, Jefferies and KKR are indicative of the submarket's diversity
- **Proximity to San Francisco:** Attractive solution for corporate tenants seeking access to the urban core, but ample free parking, BART accessibility, lower expenses and larger floor plates

Redwood Shores Submarket

- **Location / Accessibility Benefits:** Equidistant between San Francisco and San Jose with convenient access to an extensive public transportation network (BART, CalTrain)
- **Google Purchase to Alter Landscape:** Google's recent purchase of Pacific Shores will displace tenants currently occupying over 900,000 square feet, which will in turn increase office user demand in the submarket

Palo Alto Submarket

- **High Rent District:** Preeminent location for tech tenants and supporting firms, which drives premium rents
- **Extremely Tight Vacancy**: Less than 6% Class A office market availability[1]
- **High Barriers to Entry:** Lack of available land sites and stringent development restrictions have resulted in de minimis inventory growth over the last decade

Silicon Valley Submarket

- **Levi's Stadium**: Developers are building large-scale, mixed-use projects around the new home of San Francisco 49ers, making the Santa Clara area even more attractive for office tenants
- **Favorable Supply Dynamics:** Majority of office development is pre-leased

San Jose Airport Submarket

- **Dominant EOP Market Position:** EOP assets comprise 65% of the total submarket (by square feet)
- **Work-Live-Play Environment:** Significant ongoing residential and retail development nearby in Downtown San Jose area

(1) Colliers International 3Q 2014.

19

Property Details: San Francisco Peninsula Submarket San Francisco Peninsula Submarket Bayhill Office Center One Bay Plaza City: Redwood City City: Burlingame Buildings: 2 Buildings: 1 Sq. Ft.: 554,337 Sq. Ft.: 201,173 Ownership: Fee Ownership: Fee Built/Reno: 1989 Built/Reno: 1980 Occ. / Leased: 73% / 92% Occ. / Leased: 78% / 81% Key Tenants: Walmart Key Tenants: Logicease Oracle Bay Park Plaza Metro Center City: Burlingame City: Foster City Buildings: 2 Buildings: 3 Sq. Ft.: 260,213 Sq. Ft.: 730,215 Ownership: Fee Ownership: Partial Leasehold Built/Reno: 1998 Built/Reno: 1988 Occ. / Leased: 83% / 83% Occ. / Leased: 54% / 57% Key Tenants: Virgin America Key Tenants: Quinstreet Peninsula Office Park City: San Mateo Buildings: 7 Sq. Ft.: 510,456 Ownership: Fee Built/Reno: 1998 Occ. / Leased: 74% / 80% Key Tenants: NetSuite Note: Percent occupancy and leased estimated as of 1/1/15.

Redwood Shores Portfolio (San Francisco Peninsula) The EOP Northern California Portfolio includes five strategic properties in Redwood Shores, a premier San Francisco Peninsula submarket and site of Oracle’s and EA Sports’ global headquarters, as well as the future one-million-square-foot Google campus Note: Occupancy estimated as of 1/1/15.

Property Details: Redwood Shores Submarket Redwood Shores Submarket Shorebreeze 333 Twin Dolphin Plaza City: Redwood Shores City: Redwood Shores Buildings: 2 Buildings: 1 Sq. Ft.: 230,932 Sq. Ft.: 182,789 Ownership: Fee Ownership: Fee Built/Reno: 1986 Built/Reno: 1986 Occ. / Leased: 81% / 82% Occ. / Leased: 89% / 89% Key Tenants: Ernst & Young, Key Tenants: Kensington Vodafone Tech 555 Twin Dolphin Plaza Towers at Shores Center City: Redwood Shores City: Redwood Shores Buildings: 1 Buildings: 2 Sq. Ft.: 198,936 Sq. Ft.: 334,483 Ownership: Fee Ownership: Fee Built/Reno: 1989 Built/Reno: 2001 Occ. / Leased: 84% / 87% Occ. / Leased: 94% / 94% Key Tenants: Wells Fargo, Key Tenants: Weil Gotshal Quinn Emanuel Skyway Landing City: Redwood Shores Buildings: 2 Sq. Ft.: 247,173 Ownership: Fee Built/Reno: 2000 Occ. / Leased: 93% / 93% Key Tenants: Wells Fargo, Mastercard Note: Percent occupancy and leased estimated as of 1/1/15.

Stanford Research Park Portfolio (Palo Alto) Following acquisition, HPP will own over 40% of the office supply in the Stanford Research Park, which Stanford University founded in 1951 as the world’s first technology park (1) (1) Stanford Research Park assets are subject to ground leases that contain ROFO/ROFR rights, which if lessors opt to exercise, HPP will receive a proportionate purchase price reduction. Note: Percent occupancy and leased estimated as of 1/1/15. Stanford research park (10 overview Year established 1951 acreage 700 buildings 150 Companies 160 Office Sq. Ft. 1,526.987 18% R&D sq. ft. 7.067.013 82% Totals 8,594,000 100% Address 3400 Hillview Avenue Buildings 5 sq. ft. 207,857 Occ. % 100% Leased % 100% clocktower square Address 600-660 Hansen Way Buildings 4 sq. ft 100,344 Occ. % 97% Leased % 97% Lockheed Address 3176 porter drive buildings 1 sq. ft. 46,759 occ. % 92% leased % 92% page mill center Address 1500-1530 Page mill road buildings 4 sqft. 176,245 Occ. % 60% leased % 60% Address 4001-4015 Miranda Avenue Buildings 4 Sq,. Ft. 195,366 Occ. % 50% Leased % 100% Palo alto square Address 3000 ei camino real buildings 6 sq. ft. 328,251 occ % 95 leased % 95

Property Details:
Palo Alto Submarket

Palo Alto Submarket

2180 Sand Hill Road



City:	Menlo Park
Buildings:	1
Sq. Ft.:	45,613
Ownership:	Fee
Built/Reno:	1976
Occ. / Leased:	62% / 62%
Key Tenants:	Samsung, Bank of America

Embarcadero Place



City:	Palo Alto
Buildings:	4
Sq. Ft.:	197,240
Ownership:	Fee
Built/Reno:	1983
Occ. / Leased:	81% / 81%
Key Tenants:	Robert Bosch

Palo Alto Square



City:	Palo Alto
Buildings:	6
Sq. Ft.:	328,251
Ownership:	Leasehold
Built/Reno:	1972
Occ. / Leased:	95% / 95%
Key Tenants:	Stanford University, Bain & Co.

Clocktower Square



City:	Palo Alto
Buildings:	4
Sq. Ft.:	100,344
Ownership:	Leasehold
Built/Reno:	1983
Occ. / Leased:	97% / 97%
Key Tenants:	Bank of America

Page Mill Center



City:	Palo Alto
Buildings:	4
Sq. Ft.:	176,245
Ownership:	Leasehold
Built/Reno:	1979
Occ. / Leased:	60% / 60%
Key Tenants:	Stanford Hospital

Lockheed



City:	Palo Alto
Buildings:	1
Sq. Ft.:	46,759
Ownership:	Leasehold
Built/Reno:	1991
Occ. / Leased:	92% / 92%
Key Tenants:	Lockheed

3400 Hillview



City:	Palo Alto
Buildings:	5
Sq. Ft.:	207,857
Ownership:	Leasehold
Built/Reno:	1991
Occ. / Leased:	100%/100%
Key Tenants:	Google

Foothill Research Center



City:	Palo Alto
Buildings:	4
Sq. Ft.:	195,366
Ownership:	Leasehold
Built/Reno:	1991
Occ. / Leased:	50%/100%
Key Tenants:	Robert Bosch

Note: Percent occupancy and leased estimated as of 1/1/15.

24

Property Details:
Silicon Valley & San Jose Airport Submarkets

HUDSON PACIFIC PROPERTIES

Silicon Valley Submarket

Campus Center



City:	Milpitas
Buildings:	3
Sq. Ft.:	471,580
Ownership:	Fee
Add'l Land:	34.5 Acres
Built/Reno:	2001
Occ. / Leased:	100%/100%
Key Tenants:	Cisco

Techmart Commerce Center



City:	Santa Clara
Buildings:	1
Sq. Ft.:	284,440
Ownership:	Leasehold
Built/Reno:	1986
Occ. / Leased:	64% / 80%
Key Tenants:	HQ Global

Patrick Henry Drive



City:	Santa Clara
Buildings:	1
Sq. Ft.:	70,520
Ownership:	Fee
Built/Reno:	1981
Occ. / Leased:	0% / 0%
Key Tenants:	-

San Jose Airport Submarket

Gateway



City:	San Jose
Buildings:	5
Sq. Ft.:	608,625
Ownership:	Fee
Built/Reno:	1998
Occ. / Leased:	77% / 78%
Key Tenants:	Siemens

Metro Plaza



City:	San Jose
Buildings:	3
Sq. Ft.:	456,921
Ownership:	Fee
Built/Reno:	1987
Occ. / Leased:	79% / 79%
Key Tenants:	Mass Mutual

1740 Technology



City:	San Jose
Buildings:	1
Sq. Ft.:	206,876
Ownership:	Fee
Built/Reno:	2001
Occ. / Leased:	95% / 95%
Key Tenants:	Namco Networks

Concourse



City:	San Jose
Buildings:	7
Sq. Ft.:	944,388
Ownership:	Fee
Built/Reno:	2000
Occ. / Leased:	95% / 96%
Key Tenants:	NY Life, Westinghouse

Skyport Plaza



City:	San Jose
Buildings:	2
Sq. Ft.:	418,086
Ownership:	Fee
Add'l Land:	5.3 Acres
Built/Reno:	2001
Occ. / Leased:	99% / 99%
Key Tenants:	Qualcomm

Note: Percent occupancy and leased estimated as of 1/1/15.

25

Hudson pacific properties